                                                                   Exhibit 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     To the knowledge of each of the  undersigned,  this Report on Form 10-Q for the quarter ended June 30, 2005 fully complies with the  requirements of Section
13(a) or 15(d) of the  Securities  Exchange  Act of 1934,  as  amended,  and the information  contained in this Report fairly presents, in all material respects,
the  financial   condition   and  results  of   operations  of  Blonder   Tongue
Laboratories, Inc. for the applicable reporting period.

Date:  August 15, 2005       By:      /s/  James A. Luksch
                                      James A. Luksch, Chief Executive Officer

                             By:      /s/  Eric Skolnik
                                      Eric Skolnik, Chief Financial Officer